December 7, 2018

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND

Supplement to the Statement of Additional Information dated January 30, 2018

In the section “Disclosure of Portfolio Holdings,” under the heading “Other portfolio holdings disclosure policies of the Funds,” the fourth bullet is deleted and replaced with the following:

•
The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website, and to market agencies monthly, as of the end of a calendar month, at least seven business days after month end.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-SAI-S17-1812